Exhibit 99.1

AMENDMENT NO. 2 TO

LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 2 dated as of March 30, 2006 to LOAN AND SECURITY AGREEMENT among SILICON VALLEY BANK (“Bank”), 3D SYSTEMS CORPORATION, a Delaware corporation (the “Company”), and its Subsidiary, 3D SYSTEMS, INC., a California corporation (“3D California;” the Company and 3D California being herein individually referred to as a “Borrower” and collectively referred to herein, jointly and severally, as the “Borrowers”), joined in for the purposes of Section 5 of this Agreement by (i) 3D HOLDINGS LLC, a Delaware limited liability company, (ii) 3D SYSTEMS ASIA PACIFIC LIMITED, a California corporation, and (iii) 3D CAPITAL CORPORATION, a California corporation (each individually being herein individually referred to as a “Guarantor” and collectively referred to herein, jointly and severally, as the “Guarantors”).

WITNESSETH:

WHEREAS, the Bank and the Borrowers are parties to a Loan and Security Agreement dated as of June 30, 2004, as heretofore amended (the “Credit Agreement”), and the other Loan Documents provided for in the Credit Agreement;

WHEREAS, the parties desire to amend certain provisions of the Credit Agreement as set forth in this Agreement;

WHEREAS, the Guarantors have guaranteed the Obligations of the Borrowers pursuant to the Guaranties; and

WHEREAS, terms used herein in capitalized form that are not defined herein are used herein as defined in the Credit Agreement;

NOW, THEREFORE, the parties agree as follows:

Section 1. Effective Date. The amendments to the Credit Agreement set forth herein shall be effective as of March 30, 2006 (the “Second Amendment Effective Date”).

Section 2. Location of Inventory and Equipment. Section 6.6 of the Credit Agreement, as heretofore amended, shall be and is amended as of the Second Amendment Effective Date to read in its entirety as follows:

“6.6  The Company and its domestic Subsidiaries may relocate assets in the ordinary course of business (which shall include the business activities conducted with the Outsourced Suppliers), which assets are located, as of the Second Amendment Effective Date, primarily at the locations identified on Schedule 6.6, as amended. The Company shall provide such additional information regarding the location of Inventory and Equipment that constitutes Collateral, as reasonably requested by the Bank. The Company will give the Bank ten (10) Business Days prior written notice of any change in the location of the chief executive office of the Company or any domestic Subsidiary, which chief executive office is, as of the Second Amendment Effective Date, identified on Schedule 6.6.”

Section 3. Schedule 6.6. Schedule 6.6, as heretofore amended, to the Credit Agreement shall be and is amended as of the Second Amendment Effective Date to read in its entirety as set forth in Schedule 6.6 attached hereto.

Section 4. EBITDA Covenant. Clause (iii) of Section 6.8 of the Credit Agreement shall be and is amended as of the Second Amendment Effective Date to read in its entirety as follows:

“(iii)  Minimum EBITDA Covenant. EBITDA of not less than $15,000,000 for each Test Period ending on and after March 31, 2006.”

Section 5. Representations and Warranties of the Borrowers. The Borrowers represent and warrant that the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects as of the Second Amendment Effective Date.

Section 6. Consent of the Guarantors. Each of the undersigned Guarantors has executed an Unconditional Guaranty (each a “Guaranty”) in favor of Bank respecting the obligations of each Borrower owing to Bank. The Guarantors hereby consent to the amendments to the Credit Agreement set forth in this Amendment and each Guarantor agrees that nothing in its Guaranty obligates Bank to notify it of any changes in the financial accommodations made available to the Borrowers and no requirements to so notify it in the future shall be implied by the execution of this Amendment.

Section 7. Effect on the Loan Documents. Except to the extent that the provisions of the Credit Agreement are expressly amended by the terms and conditions of this Agreement, the covenants, terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

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IN WITNESS WHEREOF, the parties have executed this Agreement pursuant to due authorization as of the date first set forth above.

BORROWERS:

3D SYSTEMS CORPORATION

By	/s/ Fred R. Jones
	Name:	Fred R. Jones
	Title:	Vice President and CFO

3D SYSTEMS, INC.

By	/s/ Fred R. Jones
	Name:	Fred R. Jones
	Title:	Vice President and CFO

GUARANTORS:

3D HOLDINGS LLC

By	/s/ Fred R. Jones
	Name:	Fred R. Jones
	Title:	Vice President and CFO

3D SYSTEMS ASIA PACIFIC LIMITED

By	/s/ Fred R. Jones
	Name:	Fred R. Jones
	Title:	Vice President and CFO

3D CAPITAL CORPORATION

By	/s/ Fred R. Jones
	Name:	Fred R. Jones
	Title:	Vice President and CFO

BANK:

SILICON VALLEY BANK

By	/s/ Ryan Incorvaia
	Name:	Ryan Incorvaia
	Title:	Vice President

SCHEDULE 6.6

Location of Inventory and Equipment

LOCATION OF CHIEF EXECUTIVE OFFICE OF EACH OF THE BORROWERS AND GUARANTORS:

26081 Avenue Hall

Valencia, CA  91355

3D Systems, Inc. 26081 Avenue Hall Valencia, CA 91355	3D Systems Europe Ltd. Mark House Mark Road Hemel Hempstead Herts HP2 7UA UNITED KINGDOM
3D Systems – Grand Junction 805 Falcon Way Grand Junction, CO 81506-8657	3D Systems GmbH Guerickeweg 9 D-64291 Darmstadt GERMANY
3D Systems – Austin 1611 Headway Circle Bldg. 2 Austin, TX 78754	3D Systems Italia S.r.l. Via Archimede, 42 20041 Agrate Brianze Milano ITALY
3D Systems, Inc. 454 South Anderson Road Suite #10 Rock Hill, SC 29730 (temporary SC premises)	3D Systems France SARL Parc Club Orsay Universite 26 Rue Jean Rostand F-91893 Orsay Cedex 91893 Orsay Cedex FRANCE
(Warehouse) 19600 Western Avenue Torrance, CA 90501	3D Systems S.A.. Rte de’Ancienne Papeterie 190 P.O. Box 259 CH-1723 Marly 1 SWITZERLAND
Burbank CyberCenter 3015 Winona Avenue Burbank, CA 91504	Wincanton Trans European (Deutschland) GmbH Hans-Bockler-Strasse 7 646521 Gross Gerau GERMANY

Outsourced Supplier No. 1	Biberweg 12 51147 UPS SCS Troisdorf Spich, GERMANY
Outsourced Supplier No. 2	Guerickeweg 7 Darmstad 64291 GERMANY
Outsourced Supplier No. 3	3D Systems Japan K.K. 4-6-8 Tsurumaki Setagaya-ku, Tokyo 154-0016 JAPAN
3D Systems, Inc. Honest Motor Building 9-11 Leighton Road Causeway, 21F HONG KONG
Toyo Unyu Sohko Co. Ltd. 4 Higashiohgijima Kawasaki-ku, Kawasaki City Kangawa-pref 210-0859 JAPAN
Nichiriku Sohko Co. Ltd. 22 Daikoku-Futoh, Tsunumi-ku Yokohama-city Kanagawa-pref 230-0054 JAPAN